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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 21, 1999


PLANAR SYSTEMS, INC.
(exact name of registrant as specified in its charter)

Oregon                                     0-23018              93-0835396
(State or other jurisdiction of          (Commission          (IRS  Employer
incorporation or organization)           File Number)       Identification No.)


1400 N.W. Compton Drive, Beaverton, Oregon                        97008
(Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code: (503)690-1100
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Item 5.   OTHER EVENTS

          On April 21, 1999, Planar Systems, Inc. (the "Company") issued a press release announcing that James M. Hurd, the Company's President and Chief Executive Officer, intends to take a medical leave of absence from the Company beginning May 13, 1999, and announcing certain other changes in the Company's management. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          99.1 Press Release issued by Planar Systems, Inc. on April 21, 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 23, 1999.

                                       PLANAR SYSTEMS, INC.
                                       (Registrant)



                                       /s/ Jack Raiton
                                       -------------------------
                                       Jack Raiton
                                       Vice President and
                                       Chief Financial Officer